SUBSCRIPTION AGREEMENT

         This SUBSCRIPTION AGREEMENT (this "Agreement") is made and entered into as of the 28th day of November, 2000 by and between Cinergy Energy
Solutions, Inc. ("CES"), a wholly-owned indirect subsidiary of Cinergy Solutions Holding Company, Inc. ("CHSC"), U.S. Energy Systems, Inc., a Delaware corporation ("USE"), and USE Acquisition Corp. a Delaware corporation (the "Company,") a wholly-owned subsidiary of USE.

                                    RECITALS

         CES desires to subscribe for 4,574 shares of Class B Common Stock the Company (the "Shares") for $11,500,000 (the "Subscription Price"), upon and subject to the terms and conditions of this Agreement.

         The Company shall use the proceeds received from CES in exchange for the Shares to finance in part the acquisition of Zahren Alternative Power Corporation, a Delaware corporation ("ZAPCO") pursuant to an Agreement and Plan of Reorganization and Merger by and among USE, the Company and ZAPCO dated as of the date hereof (the "Merger Agreement").

         NOW, THEREFORE, in consideration of and in reliance upon the above Recitals, which by this reference are incorporated herein, the terms, covenants, conditions and representations contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Subscription. In consideration for the payment of the Subscription Price in cash payable by CES, the Company agrees to issue to CES the Shares.

         2.       Representations; Warranties; Covenants.

                  A. CES represents and warrants to the Company that the following are true, complete and correct as of the date of this Agreement and, where applicable, covenants with the Company as follows:

                           (i) CES is duly  organized,  validly  existing and in
         good standing under the laws of the State of Delaware and has all requisite corporate power and authority to enter into this Agreement, the Indemnification Agreement dated as of the date hereof among the Company , USE and CES, (the "Indemnification Agreement ") and the stockholders' agreement dated as of the date hereof among the Company, CES and USE (the "Stockholders' Agreement" and together with Indemnification Agreement and this Agreement the "Transaction Agreements") and perform its obligations hereunder and thereunder.

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                           (ii) The execution,  delivery and  performance of the
         Transaction Agreements (a) have been duly authorized by all necessary corporate action, and (b) do not and will not violate, breach or constitute a default (or an event which with or without notice and/or
         lapse  of  time   would   constitute   a   default)   under  the  CES's
         organizational documents, any agreement or instrument by which it is bound or any law, regulation, order, award, judgment, decree, license, permit or instrument to which it is subject. Each Transaction Agreement is valid and enforceable against the Subscriber in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization and similar laws affecting creditors' rights generally and applicable equitable principles.

                           (iii) CES has obtained all consents, approvals, novations, waivers or notifications of any third party or governmental entity (collectively, "Consents") which are necessary or required on its part for the consummation of the transactions contemplated by the Transaction Agreements.

                           (iv) There is no action, suit, legal or administrative proceeding, arbitration, investigation or other proceeding or claim pending or, to the knowledge of CES, threatened against, or affecting CES that, if adversely determined, might reasonably be expected to have a material adverse effect on its ability to consummate the transactions contemplated by the Transaction Agreements.

                           (v) CES understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), or the securities or similar laws of any state and are offered in reliance on exemptions therefrom.

                           (vi) CES understands that neither the Securities and Exchange Commission nor any other Federal or state agency has recommended, approved or endorsed the acquisition of the Shares as an investment or passed on the accuracy or adequacy of the information set forth in any Company's documents.

                           (vii) CES is a special purpose C Corporation which is an indirect wholly owned subsidiary of CSHC.

                           (viii) CES confirms that the Shares were not offered to it by any means of general solicitation or general advertising, that it has received no representations, warranties or written communications with respect to the offering of the Shares other than those contained in this Agreement, and in entering into the transactions contemplated by the Transaction Agreements CES is not relying upon any information other than that contained in this Agreement and the results of its own independent investigation.

                           (ix) CES is acquiring the Shares solely for its own account, for investment purposes only, and not with a view to the distribution or resale thereof.

                           (x) CES  acknowledges  that the  Company is making no
         representations   concerning   the  value  of  the  Shares   except  as
         specifically set forth herein.

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                           (xi)  CES will not  sell or  otherwise  transfer  the
         Shares without registration under the Act or an exemption therefrom and agrees that it must bear the economic risk of the purchase for an indefinite period of time because, among other reasons, the Shares have not been registered under the Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless it is subsequently registered under the Act and under applicable state securities laws or an exemption from such registration is available. CES understands that the Company is under no obligation to register the Shares on behalf of CES or to assist CES in complying with any exemption from such registration under the Act.

                           (xii) CES  acknowledges,  represents,  agrees  and is
aware that:

                                    (a)     the  Company has  no  financial  and
                  operating history;

                                    (b)   the    representations,    warranties,
                  agreements, undertakings and acknowledgments made by CES in this Agreement are made with the intent that they be relied upon by the Company in determining the suitability of CES as a purchaser of the Shares and shall survive the issuance of the Shares to CES; and

                                    (c) the  Shares  are  illiquid  and CES must
                  bear the economic risk of its purchase of the Shares for an indefinite period of time.

                           (xiii) Assuming the accuracy of USE's and the Company's representations and warranties contained in Sections B and C hereof and ZAPCO'S representations and warranties contained in Section
         3.29 of the Merger Agreement, the consummation of the transactions described herein shall not cause USE, the Company or the Surviving Corporation (as such term is defined in the Merger Agreement) to become
         (i) an "affiliate" of an "electric utility company," or a "subsidiary company" of an electric utility company as such terms are defined by the Public Utility Holding Company Act of 1935 ("PUHCA") (ii) subject to the Federal Power Act or Natural Gas Act, or (iii) subject to regulation as a "public utility," a "local distribution company," an "electric load serving entity" or a similar entity under the laws of any state, except to the extent with respect to the foregoing clauses
         (i), (ii) and (iii) that USE or the Company or the Surviving Corporation is already subject to regulation as such thereunder.

                           (xiv) Assuming the accuracy of USE's representations and warranties contained in Section C hereof and ZAPCO'S representations and warranties contained in Section 3.29 of the Merger Agreement, the consummation of the transactions described herein shall not cause any qualifying facility within the meaning of the Public Utility Regulatory Policies Act of 1978 ("PURPA") and 18 C.F.R. Part 292 ("Qualifying Facility") in which USE, the Surviving Corporation or any of their subsidiaries owns an equity interest to lose its status as such under PURPA.
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
                           (xv) CES acknowledges that it understands that the Company intends to apply the proceeds of the Subscription Price towards the cost of acquiring ZAPCO pursuant to the Merger Agreement.

                           (xvi) CES acknowledges that this Agreement contains no representations or warranties concerning ZAPCO and that neither the Company nor USE is making any representations or warranties, directly or indirectly, concerning ZAPCO, its business, or its prospects.

                  B. The Company hereby represents and warrants to CES that the following are true, complete and correct as of the date of this
         Agreement:

                  (i) The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to enter into this Agreement and the other Transaction Agreements to which it is a party and perform its respective obligations hereunder and thereunder.

                  (ii) The execution, delivery and performance of the Transaction Agreements to which it is a party (i) have been duly authorized by all necessary corporate action, (ii) do not and will not violate, breach or constitute a default (or an event which with or without notice and/or lapse of time would constitute a default) under the Company's organizational documents, any agreement or instrument by which any of them is bound or any law, regulation, order, award, judgment, decree, license, permit or instrument to which any of them is subject, and (iii) will not result in the creation or imposition of any lien, claim, charge or other encumbrance upon any of the assets or properties of the Company. Each Transaction Agreement to which it is a party is valid and enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization and similar laws affecting creditors' rights generally and applicable equitable principles.

                  (iii)  The  Company  has  obtained  all  Consents   which  are
         necessary or required on its part for the consummation of the transactions contemplated by the Transaction Agreements to which it is a party.

                  (iv) The Shares, when issued, sold and delivered in accordance with the terms of this Agreement, will be duly and validly issued, fully paid, non-assessable and free and clear of all liens and encumbrances.

                  (v) The entire authorized capital stock of the Company consists of 5,426 shares of Class A Common Stock, .01 par value (the "Class A Shares") and 4,574 shares of Class B Common Stock, .01 par value (the "Class B Shares") of which all of the Class A Shares have been issued to USE and all of the Class B Shares shall be issued CES pursuant to this Agreement. There are no outstanding options, warrants or commitments on the part of the Company to issue any equity securities of the Company. All of the issued and outstanding Shares are duly authorized, validly issued, fully paid and nonassessable, were not issued in violation of any law or of any preemptive or similar rights of any shareholder or other person.

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
                  (vi) The representations and warranties of the Company made by it as "Merger Sub" in Article IV of the Merger Agreement as modified or qualified by the disclosure schedules attached thereto (the "Disclosure Schedules") delivered by the Company to ZAPCO in connection with the execution of the Merger Agreement are hereby incorporated by this reference as if more fully set forth herein and constitute representations made by the Company to CES pursuant to this Agreement.

                 (vii) The Company is not an "electric utility company," a "holding company" or an "affiliate" of an "electric utility company" as such terms are defined by PUHCA.

                  C. USE hereby represents and warrants to CES that the following are true, complete and correct as of the date of this Agreement:

                  (i) USE is duly organized, validly existing and in good standing under the laws of the State of Delaware and, subject to the approval of its shareholders, has all requisite corporate power and authority to enter into this Agreement and the other Transaction Agreements to which it is a party and perform its respective obligations hereunder and thereunder.

                  (ii) The execution, delivery and performance of the Transaction Agreements to which it is a party (i) have been duly authorized by all necessary corporate action (other than the approval of its shareholders), (ii) do not and will not violate, breach or constitute a default (or an event which with or without notice and/or lapse of time would constitute a default) under USE's organizational documents, any agreement or instrument by which any of them is bound or any law, regulation, order, award, judgment, decree, license, permit or instrument to which any of them is subject, and (iii) will not result in the creation or imposition of any lien, claim, charge or other encumbrance upon any of the assets or properties of USE. Each Transaction Agreement to which it is a party is valid and enforceable against USE in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization and similar laws affecting creditors' rights generally and applicable equitable principles.

                  (iii) USE has  obtained all  Consents  which are  necessary or
         required  on  its  part  for  the   consummation  of  the  transactions
         contemplated by the Transaction Agreements to which it is a party.

                  (iv) The representations and warranties of USE made by it as "Parent" in Article IV of the Merger Agreement as modified or qualified by the Disclosure Schedules delivered by USE to ZAPCO in connection with the execution of the Merger Agreement are hereby incorporated by this reference as if more fully set forth herein and constitute representations and warranties made by USE to CES pursuant to this Agreement.

                  (v) USE is not an "electric utility company" or a "holding company" or, to its knowledge, an "affiliate" of an "electric utility company" or a "subsidiary" of a "holding company" as such terms are defined by PUHCA. USE or its subsidiaries has duly self-certified or

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

         obtained certification from the Federal Energy Regulatory Commission that each of its cogeneration or small power production facilities is a Qualifying Facility. No more than 38% of the equity interests of any such facility is held by an electric utility or utilities or by an electric utility holding company or companies or any combination thereof. To USE's knowledge, no more than 8% of the voting power of USE's outstanding voting securities are held by an electric utility holding company or companies or any subsidiary thereof.

         3.       Conditions to Closing.

                  A. Conditions to the Obligations of Both Parties. The respective obligations of each party to effect this Agreement and the other transactions contemplated herein shall be subject to the satisfaction at or prior to the Closing of the following conditions, any or all of which may be waived, in whole or in part, to the extent permitted by applicable law:

                  (a) No governmental entity or federal or state court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, judgment, injunction or other order (whether temporary, preliminary or permanent), in any case which is in effect and which prevents or prohibits the transactions contemplated in this Agreement.

                  (b)  All  consents,   approvals  and  authorizations   legally
required to be obtained to consummate the transactions contemplated hereby have been obtained.

                  (c) None of the Transaction Documents shall have been modified or terminated or challenged in court.

                  B.  Conditions  to  the   Obligations  of  the  Company.   The
obligations of the Company to effect the transactions contemplated herein are also subject to the following conditions:

                  (a) Each of the representations and warranties of CES contained in this Agreement shall be true and correct in all material respects as of the Closing, except that those representations and warranties which address matters only as of a particular date shall remain true and correct in all material respects as of such date. CES shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing.

                  (b) At or prior to the Closing, all filings necessary under federal and state securities laws to permit the issuance and delivery of the Shares in connection with the Agreement in compliance with such laws shall have been made, and any authorizations in connection therewith from all applicable securities regulatory authorities shall have been obtained.

                  (c) All conditions set forth in Sections 7.01 and 7.02 of the Merger Agreement shall have been satisfied except for (i) the conditions described in Section 7.01(e) and (ii) any condition set forth in such Sections
7.01 and 7.02 which is not satisfied due to a breach by the Company of any representation, warranty, covenant or obligation contained in any of the Transaction Documents (as defined in the Merger Agreement) to which the Company is a party.

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

                 (d) The Cinergy Gasco Purchase and Sale Agreement shall have been executed by all parties thereto, in substantially the form of Exhibit 7.01 (e-2), and all conditions to closing thereunder, other than the payment of the "Purchase Price" (as defined therein) pursuant to Section 8.4 therein shall have been satisfied or waived by the appropriate party thereunder.

                  C. Conditions to the Obligations of CES. The obligations of CES to effect the transaction contemplated herein are also subject to the following conditions:

                  (a) Each of the representations and warranties of the Company and USE contained in this Agreement shall be true and correct in all material respects as of the Closing, except that those representations and warranties which address matters only as of a particular date shall remain true and correct in all material respects as of such date. Each of the Company and USE shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing.

                  (b) All conditions to closing set forth in Article VII of the Merger Agreement except for (i) the conditions described in Sections 7.01(e), 7.03(j) (to the extent a Change of Control (as defined in the Merger Agreement) is caused by Cinergy Corp., Cinergy Investments, Inc., CHSC, Cinergy Solutions, Inc., CES or any of their Affiliates (each a "Cinergy Entity") and 7.03(l) (to the extent CSHC fails to deliver its Guarantee (as defined in the Merger Agreement)) and 7.03(n) (to the extent Cinergy Corp. fails to take the actions or deliver the documents necessary to effectuate the parts of the Hancock Debt Service Reserve Arrangement (as defined in the Merger Agreement) as acceptable in form and substance to AJG , Cinergy Corp., the Company and USE and applicable to Cinergy Corp. or (ii) or any condition which is not satisfied due to a breach by a Cinergy Entity of any representation, warranty, covenant or obligation contained in any of the Transaction Documents (as defined in the Merger Agreement) to which it is a party shall have been satisfied and neither USE or the Company shall have waived or agreed to any subscription agreement modification of such conditions.

                  (c) The Cinergy Gasco Purchase and Sale Agreement shall have been executed by all parties thereto (other than Cinergy Gasco Solutions, LLC), in substantially the form of Exhibit 7.01(e-2), and all conditions to closing thereunder, other than the payment of the "Purchase Price" (as defined therein) pursuant to Section 8.4 therein shall have been satisfied or waived by the appropriate party thereunder.

                  (d) There shall not have been a "Change in Law" (as defined in the Cinergy Gasco Purchase and Sale Agreement).

                  (e) The Closing (as defined in the Cinergy Gasco Purchase and Sale Agreement) shall have occurred by March 31, 2001.

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

                  4. Closing. The closing (the "Closing") of the transactions contemplated by this Agreement shall take place at the Effective Time (as defined in the Merger Agreement) and place as shall be agreed upon by CES and the Company. The parties agree that at Closing:

                           A. The Company shall deliver to CES against delivery of the items listed in Section 4(B):

                                    (i)     a certificate evidencing the Shares;

                                    (ii)    a  certificate  of Good  Standing of
                  the Company from the  Secretary of State of Delaware;

                                    (iii) a certificate  of the  resolutions  of
                  the Company's Board of Directors approving the transactions contemplated hereby;

                                    (iv) the  Stockholders Agreement annexed
                  hereto as Exhibit A duly executed by USE and the Company;

                                     (v) the  Indemnification  Agreement annexed
                  hereto as Exhibit B duly executed by USE and the Company

                                     (vi) all  agreements referred to in the
                  Merger Agreement to which any Cinergy Entity is a party duly executed by the other parties thereto; and

                                    (vii) such other  instruments  as CES or its
                  counsel shall reasonably deem necessary to consummate the transactions contemplated hereby.

                           B. CES shall deliver to the Company against delivery of the items listed in Section 4(A):

                                    (i)     the Subscription Price;

                                    (ii)    a  certificate  of Good  Standing of
                  CES from the Secretary of State of Delaware;

                                    (iii) a certificate  of the  resolutions  of
                  CES'   Board   of   Directors   approving   the   transactions
                  contemplated hereby; and

                                     (iv)  the  Stockholders  Agreement  annexed
                  hereto as Exhibit A duly executed by CES; and

                                    (v)     the Indemnification Agreement duly
                  executed by CES

                                    (vi)  all  agreements  referred  to  in  the
                  Merger Agreement to which any Cinergy Entity is a party duly executed by the applicable Cinergy Entity; and

                                    (vii) such other  instruments as the Company
                  or its counsel shall reasonably deem necessary to consummate the transactions contemplated hereby.

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
                           C. All proceedings  taken and all documents  executed
                  and delivered by the parties at the Closing shall be deemed to have been taken and executed simultaneously, and no proceeding shall be deemed taken nor any document executed or delivered until all have been taken, executed and delivered.

                  5. Further Assurances. The parties hereto shall execute and deliver such agreements and arrangements which are customary in connection with transactions of this type. In addition to the actions specifically provided for elsewhere in this Agreement, each of the parties hereto shall use its best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things, reasonably necessary, proper or advisable under applicable laws, regulations and agreements to effectuate and make effective the transactions contemplated by this Agreement, including, without limitation, using its best efforts to obtain the consents and approvals, to enter into any amendatory agreements and to make the filings and applications necessary or desirable in order to effectuate the transactions contemplated by this Agreement.

                  6.       Access to Information

                           A. Cooperation with Respect to Government Filings and Reports. CES and the Company agree to provide the other party (without cost to such other party) with access during reasonable business hours and for a reasonable business purpose and such cooperation and information, including, but not limited to, all records, books, contracts, instruments, computer data and other data, including all historical financial and tax information, and personnel with relevant knowledge of such information, as may be reasonably requested by the other in connection with the preparation or filing of any government report or other government filing, contemplated by this Agreement. Such cooperation and information shall include, without limitation, promptly forwarding copies of appropriate notices and forms or other communications received from or sent to any government authority to the appropriate party. Each party shall make its employees and facilities available during normal business hours and on reasonable prior notice shall provide explanation of any documents or information provided hereunder.

                           B.  Cooperation  with  Confidentiality.  CES  and the
         Company agree to use their reasonable best efforts to protect the confidentiality of all non-public information, attorney-client privileged information, attorney work product information and other privileged information concerning the other party which is disclosed pursuant to this Agreement and neither party shall waive any claim that information is privileged without the written consent of the other party.

                  7.       Hancock Debt Service Reserve Arrange ment
         CES shall cause Cinergy Corp. to take all actions and deliver all documents necessary to effectuate the parts of the Hancock Debt Service Reserve Arrangement applicable to Cinergy Corp. acceptable in form and substance to AJG, Cinergy Corp., the Company and USE.

                  8.       Miscellaneous.

                           A. Survival of Representations and Warranties. All of
         the representations or warranties set forth in Article 2 of this Agreement shall survive the Closing for a period of eighteen months following the Effective Time, subject to the terms of the Indemnification Agreement.

                           B. Notices. All notices and other communications given or made pursuant hereto shall be sent by reputable overnight courier next day delivery and shall be deemed to have been duly given or made as of the date so sent for delivery, to the parties at the following addresses (or at such other address for a party as shall be specified by like changes of address):

                           (a)      If to the Company and USE:

                           U.S. Energy Systems, Inc.
                           One North Lexington Avenue
                           4th Floor
                           White Plains, New York  10601
                           Attention: Goran Mornhed, President and Chief Operating Officer
                           Fax: (914) 271-5315

                           With a copy to:

                           U.S. Energy Systems, Inc.
                           One North Lexington Avenue
                           4th Floor
                           White Plains, New York  10601
                           Attention: Barbara Farr, Esq., General Counsel
                           Fax: (718) 832-0263

                           (b)      if to CES:

                           Cinergy Energy Solutions, Inc.
                           c/o Cinergy Solutions, Inc.
                           1000 East Main Street
                           Plainfield, IN  46168
                           Attention: M. Stephen Harkness, President and Chief Operating Officer
                           Facsimile: 317-838-2090

                           with a copy to:

                           Cinergy Corp.
                           221 East Fourth Street
                           Cincinnati, Ohio  45201
                           Attention: Jerome A. Vennemann, Esq.
                           Facsimile: 513-287-1363

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
                           C. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                           D.  Severability.  The  provisions of this  Agreement
         shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity and enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or entity or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid and unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons, entities or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

                           E. Entire Agreement. This Agreement, the agreements referenced in the Merger Agreement to which USE, the Company and any Cinergy Entity are all parties, and the Disclosure Schedules constitute the entire agreement of the parties and supersede all prior agreements and undertakings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof and, except as otherwise expressly provided herein, are not intended to confer upon any other person any rights or remedies hereunder.

                           F. Mutual Drafting. Each party hereto has participated in the drafting of this Agreement, which each party acknowledges is the result of extensive negotiations between the parties.

                           G. Governing Law. This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable choice of law principles.

                           H.       Reserved

                           I.  Expenses.  Except as otherwise  provided  herein,
         each party shall bear its own fees and expenses incurred in connection with, relating to or arising out of the negotiation, preparation, execution, delivery and performance of this Agreement, and the effectuation of the transactions contemplated hereby, including, without limitation, financial advisors', attorneys', accountants' and other professional fees and expenses.

                           J. Assignment; No Third Party Rights; Successors and Assigns. This Agreement shall not be assigned by any party hereto or by operation of law or otherwise without the consent of the other party hereto. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and its successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

                           K. No Consequential Damages. Except as otherwise provided in this Agreement, it is agreed that no party hereto will be responsible to the others for any indirect, special, incidental or consequential loss or damage whatsoever (including lost profits and opportunity costs) arising out of this Agreement.

                           L. Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth hereinabove.


                                CINERGY ENERGY SOLUTIONS, INC.


                                By:   /s/  M. Stephen Harkness
                                    --------------------------------------------
                                    Name:  M. Stephen Harkness
                                    Title: President and Chief Operating Officer


                                USE ACQUISITION CORP.


                                By:  /s/ Goran Mornhed
                                    --------------------------------------------
                                    Name:
                                    Title:


                                U.S. ENERGY SYSTEMS, INC.


                                By: /s/ Goran Mornhed
                                   ----------------------------------
                                Name:
                                Title: